UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 10549
                              --------------------

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                            Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

         Filed by the Registrant                     |X|
         Filed by a Party other than the Registrant  |_|

         Check the appropriate box:
         |X|      Preliminary Proxy Statement
         |_|      Confidential, for Use of the Commission Only
                  (as permitted by Rule 14a-6(e)(2))
         |_|      Definitive Proxy Statement
         |_|      Definitive Additional Materials
         |_|      Soliciting Material Pursuant to ss. 240.14a-12

                             AB HOLDING GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

         Payment of Filing Fee (check the appropriate box):

         |_|      No fee required
         |X|      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
and 0-11.
                  (1)  Title of each class of securities to which transaction applies: Common Stock
                  (2)  Aggregate number of securities to which transaction
                       applies: 11,976,991
                  (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined): Fee calculated as one-fiftieth of one percent of the maximum cash expected to be distributed to security holders ($2,000,000); no assets or securities are expected to be distributed to security holders.
                  (4)  Proposed maximum aggregate value of transaction:
                       $2,000,000
                  (5)  Total fee paid: $400
         |_|      Fee paid previously with preliminary materials.
         |_|      Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  (1)      Amount Previously Paid:
                  (2)      Form, Schedule or Registration Statement No.:
                  (3)      Filing Party:
                  (4)      Date Filed:




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


                             AB HOLDING GROUP, INC.
                               2320 SE Ag-Bag Lane
                               Warrenton, OR 97146

                              _______________,_____

Dear Stockholder:

You are cordially invited to attend the 2005 Annual Meeting of Stockholders (the "Annual Meeting") of AB Holding Group, Inc. (the "Company").

                  Place:   The offices of Ag-Bag Forage Solutions
                           92365 Riekkola Rd.
                           Astoria, OR  97103

                  Date:    ____________, _______________, ____

                  Time:    9:00 a.m. local time

The Notice of the Annual Meeting and Proxy Statement accompany this letter. The Proxy Statement describes the business to be transacted at the meeting and provides other information concerning the Company.

This meeting is important because we are asking you to approve the dissolution and liquidation of the Company. Our Board of Directors believes the dissolution and liquidation is advisable and in our best interests and the best interests of our stockholders and our board is recommending that you vote for the dissolution and liquidation proposal.

We know that many of our stockholders will be unable to attend the Annual Meeting. Proxies are therefore solicited so that each stockholder has an opportunity to vote on all matters that are scheduled to come before the meeting. Whether or not you plan to attend the Annual Meeting, we hope that you will have your stock represented by marking, signing, dating and returning your proxy card in the enclosed envelope as soon as possible. Your stock will be voted in accordance with the instructions you have given in your proxy card. You may, of course, attend the Annual Meeting and vote in person even if you have previously returned your proxy card.

                                   Sincerely,

                                   LouAnn Tucker, Secretary





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                                    IMPORTANT

A proxy card is enclosed herewith. All stockholders are urged to complete and mail the proxy card promptly. The enclosed envelope for return of the proxy card requires no postage. Any stockholder attending the Annual Meeting may personally vote on all matters that are considered, in which event the signed proxy will be revoked.

                    IT IS IMPORTANT THAT YOUR STOCK BE VOTED
--------------------------------------------------------------------------------

                             AB HOLDING GROUP, INC.
                               2320 SE Ag-Bag Lane
                             Warrenton, Oregon 97146

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        To Be Held _______________, ____


TO THE STOCKHOLDERS OF AB HOLDING GROUP, INC.:

The Annual Meeting of Stockholders ("Annual Meeting") of AB Holding Group, Inc., a Delaware corporation ("Company") will be held at the offices of Ag-Bag Forage Solutions, 92365 Riekkola Rd., Astoria, Oregon, on ____________,
_______________, ____, at 9:00 A.M. local time, for the following purposes:

         1. To consider a resolution to approve the Plan of Dissolution and Liquidation of the Company in the form attached as Annex A to the Proxy Statement and the dissolution of the Company in accordance therewith;

         2. To approve any motion to adjourn to a later time to permit further solicitation of proxies if necessary to establish a quorum or to obtain additional votes in favor of Proposal 1;

         3. To elect two directors to serve for a three-year term and until their successors are elected and qualified; and

         4. To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on _______________, ____ as the record date. Only stockholders of record as of such date are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the offices of the Company.

                                   BY ORDER OF THE BOARD OF DIRECTORS


                                   LouAnn Tucker, Secretary

Warrenton, Oregon
_______________,_____








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All stockholders are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please mark and sign the enclosed proxy card and return it promptly in the enclosed envelope. The giving of such proxy does not affect your right to revoke it later or vote your shares in person in the event that you choose to attend the Annual Meeting.
--------------------------------------------------------------------------------

                                Table of Contents

                                                                            Page

   Solicitation                                                               1
   Voting Matters                                                             1
   Summary of Dissolution and Liquidation Proposal                            2
   Questions and Answers About The Annual Meeting and Dissolution and
   Liquidation Proposal                                                       3
   Forward-Looking Statements                                                 6
   PROPOSAL 1 -- Dissolution and Liquidation                                  6
         General Description                                                  6
         Principal Provisions of the Plan of Dissolution and Liquidation      7
         Background and Reasons for the Dissolution and Liquidation           8
         Liquidating Distributions                                            9
         Abandonment; Amendment                                              11
         Future Conduct of the Company                                       11
         Reporting Requirements                                              12
         Contingent Liabilities; Contingency Reserve; Liquidating Trust      12
         Cancellation of Stock and Closing of the Company's Stock
         Transfer Books                                                      13
         Material Tax Consequences of the Dissolution and Liquidation        13
         Interests of Certain Persons in the Dissolution and Liquidation     16
         No Dissenters' Rights                                               17
         Risk Factors                                                        17
         Recommendation of the Board of Directors                            18
   PROPOSAL 2 -- Motion to Adjourn                                           18
   PROPOSAL 3 -- Election of Directors                                       19
         The AB Holding Group, Inc. Board of Directors                       19
         Certain Relationships and Related Transactions                      22
         Audit Committee Report                                              22
         Security Ownership of Beneficial Owners                             25
         Performance Graph                                                   27
         Board Compensation Committee Report on Executive Compensation       28
         Executive Compensation                                              29
   Other Matters                                                             31
   Incorporation by Reference                                                32
   ANNEX A - Plan of Dissolution and Liquidation                            A-1
   -------

                             AB HOLDING GROUP, INC.
                               2320 SE Ag-Bag Lane
                             Warrenton, Oregon 97146
                                 (503) 861-1812

                     --------------------------------------
                                 PROXY STATEMENT
                     For the Annual Meeting of Stockholders
                       To Be Held on _______________, ____
                     --------------------------------------

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                                  SOLICITATION
--------------------------------------------------------------------------------

The accompanying proxy is solicited by the Board of Directors of AB Holding Group, Inc. a Delaware corporation ("Company," "we," "our" or "us"), in connection with our Annual Meeting of Stockholders ("Annual Meeting") to be held at the offices of Ag-Bag Forage Solutions, 92365 Riekkola Rd, Astoria, Oregon 97103 on _______________, ____, at 9:00 a.m. local time. Copies of this proxy statement and the accompanying notice and proxy are being mailed to the stockholders on or about _______________, ____.

We will pay the expense of this solicitation. We will make solicitations primarily by the use of the mails. If necessary to obtain reasonable representation of stockholders at the annual meeting, we may also solicit proxies by telephone, electronic communications, or personal interview. The Company may engage a solicitation firm, who will be compensated according to their engagement, to make such further solicitations on behalf of the Company. Our regular employees, who will not be additionally compensated therefor, will coordinate solicitation activities. We will request brokers, banks or other persons holding stock in their names, or in the names of their nominees, to forward proxy materials to the beneficial owners of such stock or request authority for the execution of the proxies and will reimburse brokers or other persons for their expenses in so doing. Your cooperation in promptly completing, signing, dating and returning the enclosed proxy card will help avoid additional expense.

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                                 VOTING MATTERS
--------------------------------------------------------------------------------

RECORD DATE INFORMATION

The Board of Directors has fixed the close of business on _______________, ____ as the record date. Only stockholders of record at the close of business on _______________, ____ are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on that date, 11,976,991 shares of Common Stock, $0.01 par value per share, were outstanding ("Outstanding Shares").

QUORUM

A quorum is necessary to hold a valid meeting. If at least a majority of the Outstanding Shares are present in person or represented by proxy, a quorum will exist for Proposals 1 and 3. If at least one-third of the Outstanding Shares are present in person or represented by proxy, a quorum will exist for Proposal 2. Abstentions and broker non-votes will be counted toward the quorum. When a proxy in the form accompanying this proxy statement is properly executed and returned, the shares represented will be voted at the meeting in accordance with the instructions specified in the proxy. If no instructions are specified, the shares will be voted FOR each proposal and such votes will be counted toward determining a quorum.

VOTE NECESSARY FOR ACTION

Each Outstanding Share entitles the holder to one vote upon each matter to be presented at the Annual Meeting.

Proposal 1: The approval of the Plan of Dissolution and Liquidation and the dissolution of the Company will be approved if Proposal 1 receives the affirmative vote of a majority of the Outstanding Shares. Abstentions and broker non-votes will have the effect of negative votes.

Proposal 2: The approval of an adjournment of the Annual Meeting will be approved if Proposal 2 receives the affirmative vote of a majority of the Outstanding Shares that are present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the effect of negative votes and broker non-votes will not be taken into account in determining the outcome.

Proposal 3: If a quorum is present, each nominee for election to the Board of Directors will be elected by a plurality of the votes cast by holders of the Outstanding Shares. Broker non-votes will not be taken into account in determining the outcome of the election.

REVOCABILITY OF PROXY

Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. The stockholder may revoke a proxy given in response to this solicitation by (1) delivering a written notice of revocation, or later-dated proxy, to the Secretary of the Company, or (2) attending the meeting and voting in person. Attendance at the Annual Meeting will not by itself revoke a proxy.

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                 SUMMARY OF DISSOLUTION AND LIQUIDATION PROPOSAL
--------------------------------------------------------------------------------

This summary highlights material aspects and implications of the dissolution and liquidation of the Company. While we believe that the information contained in this summary covers the material aspects of the dissolution and liquidation, this summary may not contain all of the information that you may consider important. To understand the proposal more fully and for a more complete description of the legal terms of the proposal, you should read carefully the entire proxy statement and the other documents we have referred to in this proxy statement.

Plan of Dissolution and
Liquidation:                        If Proposal 1 passes, we will dissolve the
                                    Company and liquidate our assets according to the Plan of Dissolution and Liquidation approved by our Board of Directors. For more information about how the dissolution and liquidation will work, you should read
                                    "Proposal 1- General Description", "Proposal
                                    1- Principal Provisions of the Plan of
                                    Dissolution and Liquidation" and the Plan of Dissolution and Liquidation attached as
                                    Annex A.

Reasons for the Dissolution
and Liquidation:                    Our Board of Directors has determined that
                                    the dissolution and liquidation of our
                                    assets is advisable and in the best
                                    interests of the Company and the
                                    stockholders. For more information, please read "Proposal 1 - Background and Reasons for the Dissolution and Liquidation."

Liquidating Distributions:          We will distribute cash payments to our
                                    stockholders based on the number of shares of our stock held by each stockholder. We estimate that these cash payments will be in the range of $.13 to $.16 per share. See
                                    "Proposal 1 - Liquidating Distributions,
                                    Timing and Amount."

Interest of Certain Persons
in the Dissolution and
Liquidation:                        Some of our directors, officers and
                                    employees own shares of our stock, and will receive liquidating distributions like our other stockholders. Additionally, some of our officers and employees may receive compensation for their services in the liquidation process. Also, the dissolution of the Company will trigger payments to certain employees pursuant to Change in Control Agreements that we have entered into with these employees. See "Proposal 1-
                                    Interests of Certain Persons in the
                                    Dissolution and Liquidation."

Conduct of Business Following
the Dissolution:                    After the dissolution, we will not conduct
                                    any activities except distributing our
                                    remaining cash, paying (or making provisions for the payment of) any of our existing debts and obligations, and winding up our business and affairs. See "Proposal 1 -
                                    Future Conduct of the Company."

Material U.S. Federal Income
Tax Consequences of the
Dissolution and Liquidation:        We will recognize gain or loss for federal
                                    income tax purposes on the distribution of any assets other than cash in the Dissolution. As a result of the Dissolution, our stockholders will recognize gain or loss, on a per share basis, for federal income tax purposes. The calculation of the gain or loss will depend on a number of factors and each individual stockholder's particular circumstances. For more information on the tax ramifications of the Dissolution, you should read "Proposal 1 -
                                    Material Tax Consequences of the Dissolution and Liquidation."

Risk Factors:                       There are risks associated with the asset
                                    sale. See "Proposal 1 - Risk Factors."

--------------------------------------------------------------------------------
                 QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
                    AND DISSOLUTION AND LIQUIDATION PROPOSAL
--------------------------------------------------------------------------------

Set forth below are some key questions and answers to provide you with more information about the Annual Meeting and Dissolution. The questions and answers are qualified in their entirety by reference to the more detailed information appearing elsewhere in or accompanying this proxy statement. We urge you to review the entire proxy statement and accompanying materials carefully.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why am I receiving this proxy statement?

         You have received this proxy statement and the enclosed proxy from us because you hold shares of our common stock. As a stockholder, you are invited to attend the Annual Meeting and are entitled to and requested to vote to approve the dissolution and liquidation proposal and other proposals described in this proxy statement.

Who is soliciting my proxy?

         Our board of directors is soliciting your proxy for use at the Annual Meeting.

What do I need to do now?

         We urge you to read this proxy statement carefully, including the Plan of Dissolution and Liquidation attached as Annex A, and consider how the dissolution affects you as a stockholder.

How do I vote?

         You should indicate on your proxy card how you want to vote, and sign and mail your proxy card in the enclosed return envelope as soon as possible so that your shares may be represented at the Annual Meeting. If you sign and mail a proxy that does not indicate how you want to vote, your proxy will be voted for approval of each proposal. See "Voting Matters."

If my shares are held in a brokerage account, will my broker vote my shares for me?

         Your broker will not vote your shares for you on the Dissolution unless you provide instructions on how to vote. However, your broker may vote your shares for you with respect to the election of directors. It is important that you follow the directions provided by your broker regarding how to instruct your broker to vote your shares.

May I change my vote?

         Yes, you may change your vote at any time before your proxy is voted at the Annual Meeting. To change your vote, you can send a written revocation or a later-dated, completed and signed proxy card before the Annual Meeting or attend the Annual Meeting and vote in person.

         If your shares are held in "street name" and you wish to change your vote, you must follow instructions received from that broker, bank or nominee with this proxy statement in order to change your vote or vote at the Annual Meeting. See "Voting Matters."

QUESTIONS AND ANSWERS ABOUT THE DISSOLUTION AND LIQUIDATION PROPOSAL

Why is our board of directors recommending the dissolution and liquidation?

         After considering a number of factors, including transactional alternatives like the sale of the Company or merger, our Board of Directors has determined that the dissolution and liquidation is advisable and in our best interest and the best interest of our stockholders. See "Proposal 1 - Background and Reasons for the Dissolution and Liquidation."

Who must approve the dissolution proposal?

         In addition to the approval by our Board of Directors, which has already been obtained, the dissolution and liquidation proposal must be approved by a majority of our outstanding shares of common stock. See "Voting Matters."

When do you expect the dissolution and liquidation to be completed?

         We are working toward completing the dissolution and liquidation as quickly as possible following stockholder approval. We currently expect to dissolve the Company immediately after approval, and to complete the liquidation and payment to stockholders shortly thereafter. See "Proposal 1 - Liquidating Distributions, Timing and Amount."

What will our business be following the dissolution?

         After the dissolution, we will not operate any business, nor will we own any material assets other than cash. We will not conduct any activities except distributing our remaining cash, paying, satisfying and discharging (or making provisions for payment thereof) any existing debts and obligations, and winding up our business and affairs. See "Proposal 1 - Future Conduct of the Company."

Will I receive any payment as a result of the dissolution?

         We expect to make a liquidating distribution to stockholders although there are uncertainties as to the timing and amount. We currently estimate that the liquidating distributions will be in the range of $.13 to $.16 per share. See "Proposal 1 - Liquidating Distributions, Timing and Amount."

Will I owe any federal income tax as a result of the dissolution?

         Tax ramifications of the dissolution and liquidation to each stockholder will depend on various factors unique to the individual stockholder. See "Proposal 1--Material Tax Consequences of the Dissolution."

Will I have appraisal or dissenters' rights?

         No, you will not have any appraisal or dissenters' rights in connection with the dissolution and liquidation.

Will employees of the Company receive any special payments as a result of the dissolution and liquidation?

         Yes. We have Change in Control Agreements with Larry R. Inman and Michael R. Wallis and they will receive a combined total of approximately $380,071 in cash and benefits as a result of the dissolution and liquidation. The Company has previously accrued a liability for these payments upon the asset sale in November 2004, which amounts are reflected in the Company's balance sheet under "Discontinued Operational Costs Payable." See "Proposal 1 - Interests of Certain Persons in the Dissolution and Liquidation."

Are there any risks relating to the dissolution?

         Yes, there are risks you should consider before approving the Dissolution. See "Proposal 1 - Risk Factors."

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                           FORWARD-LOOKING STATEMENTS
--------------------------------------------------------------------------------

Any statements in this proxy statement and the documents incorporated by reference in and attached to this proxy statement about our expectations, beliefs, plans, objectives, assumptions or future events or performance are not historical facts and are forward-looking statements. These statements are often, but not always, made through the use of words or phrases such as "believe," "will likely result," "expect," "will continue," "anticipate," "estimate," "intend," "plan," "projection," "would" and "outlook." Accordingly, these statements involve estimates, assumptions and uncertainties which could cause actual results to differ materially from those expressed in them. Any forward-looking statements are qualified in their entirety by reference to the factors discussed throughout this proxy statement. The following are key factors that could cause our actual results to differ materially from those projected in the forward-looking statements made in this proxy statement:

o        failure to close the sale of our Warrenton facility;

o potential litigation against us relating to the dissolution and liquidation;

o previously unknown claims against us identified in the dissolution and liquidation process;

o government approvals, actions and initiatives that may impact our ability to pursue the procedures outlined in the Plan of Dissolution and Liquidation;

o any claim for indemnification in connection with our 2004 asset sale transaction and real property sale agreements; and

o        the other risks identified in "Proposal 1 - Risk Factors."

These factors could cause actual outcomes to differ materially from those expressed in any forward-looking statements made in this proxy statement, and you should not place undue reliance on any such forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. In addition, we cannot assess the impact of each factor on our prospects following the dissolution or the extent to which any factor, or combination of factors, may cause actual outcomes to differ materially from those contained in any forward-looking statements contained in this proxy statement.

                     PROPOSAL 1: DISSOLUTION AND LIQUIDATION

GENERAL DESCRIPTION

Since we sold all of our operating assets in November 2004 ("Asset Sale"), we have limited our activities to selling our remaining assets and preparing the Company for sale or dissolution. The Company's Board has approved the dissolution, winding up and liquidation of the Company pursuant to the Delaware General Corporation Law (the "Dissolution") as described in the Plan of Dissolution and Liquidation attached as Appendix A to this Proxy Statement ("Plan of Dissolution"). We are asking our stockholders to approve the Plan of Dissolution and Dissolution of the Company. Specifically, we are asking our stockholders to approve the following resolution:

         RESOLVED, that the Plan of Dissolution and Liquidation presented to the stockholders, and the dissolution of AB Holding Group, Inc. in accordance therewith, is approved.

If the Plan of Dissolution is approved by the Company's stockholders, the Company's Board, without further action by the Company's stockholders (except those actions as may be required by law or as the Company's Board may deem appropriate), will dissolve the Company and pay, or provide for the payment of, all debts and liabilities of the Company in the manner and to the extent as provided by law. To the extent that there are any remaining assets after the payment of, or provision for the payment of, its debts and liabilities, the Company will distribute the assets to its stockholders in one or more distributions. See "Liquidating Distributions."

The Plan of Dissolution grants broad discretion and authority to the Company's Board in the administration of the Plan of Dissolution, including the engagement of employees and consultants to facilitate the Dissolution, the provision for indemnification of the Company's directors and officers, payment of all of its debts and liabilities, establishment of a liquidating trust and the determination of the timing and amount of distributions. In addition, the Plan of Dissolution provides that the Company's Board may modify, amend or abandon the Plan of Dissolution even if it is approved by the Company's stockholders.

PRINCIPAL PROVISIONS OF THE PLAN OF DISSOLUTION AND LIQUIDATION

The Plan of Dissolution provides for the dissolution, winding up and liquidation of the Company pursuant to the Delaware General Corporation Law. Capitalized terms used in this proxy statement that are otherwise not defined herein have the meanings set forth in the Plan of Dissolution. The principal provisions of the Plan of Dissolution are as follows:

     o Approval--The Plan of Dissolution must be approved by the holders of a majority of the outstanding shares of the Company's common stock.

     o Consummation of the Real Estate Transaction--If the Real Estate Transaction closes as contemplated; the Company will have completed the sale of the remainder of its business assets, and will not engage in any further business activities except for those related to managing, completing and winding up of its business and affairs in accordance with the Dissolution.

     o Employees and Consultants--For the purpose of effecting the liquidation of its remaining assets, the Company may hire or retain certain employees and consultants the Board deems necessary or advisable to supervise the liquidation.

     o Certificate of Dissolution--The Company will file a Certificate of Dissolution with the Delaware Division of Corporations.

     o Expenses--The Board will provide, from the Company's assets, reasonable funds for payment of the expenses of the Dissolution, including filing fees and other expenses related to the liquidation process.

     o Payment of Claims--The Company will satisfy, or adequately provide for satisfaction of, all of its legally enforceable debts and liabilities in an orderly matter.

     o Change In Control Payments--The Company will make payments to Larry R. Inman and Michael R. Wallis pursuant to Change in Control Agreements.

     o Indemnification of Board and Officers--The Company has obtained insurance for continued indemnification of the members of its Board, officers and agents, and other parties that the Company has agreed to indemnify.

     o Distributions to Shareholders--After paying or adequately providing for the expenses of liquidation and debts and liabilities, the Board is authorized to make a distribution to the stockholders from the Company in accordance with their respective shareholdings and the Delaware General Corporation Law.

     o Liquidating Trust--If deemed advisable, the Board may cause the Company to create a liquidating trust and to distribute beneficial interests in the liquidating trust to the Company's stockholders as part of the liquidation process. The liquidating trust will be constituted pursuant to a liquidating trust agreement in the form as approved by the Company's Board.

     o Abandonment; Amendment--The Company's Board may amend or abandon implementation of the Plan of Dissolution without the further approval of the Company's stockholders, to the extent permitted by the Delaware General Corporation Law.

BACKGROUND AND REASONS FOR THE DISSOLUTION AND LIQUIDATION

On October 14, 2005, the Company's Board unanimously adopted a resolution authorizing the Plan of Dissolution, subject to stockholder approval. In adopting the Plan of Dissolution, the Company's Board considered a number of factors, including alternatives to the proposal and the future prospects of the Company. The Company's Board concluded that the Plan of Dissolution was advisable and in the best interests of the Company and its stockholders.

Prior to the approval of the Plan of Dissolution, management and the Board considered various acquisition, merger and strategic partnering strategies. The Company's Board had been kept informed continuously of the Company's business, affairs and financial condition since the closing of the Asset Sale in November 2004, and has considered these issues in the context of the Company's future after the suspension of its operating business. Further, the Company's Board has been kept informed of management's efforts to identify potential acquirers or merger partners to consummate strategic business combinations or other alternatives to maximize stockholder value.

Since the Asset Sale, the Company considered the following transactions that involved a sale of the Company:

     o After some preliminary discussions, the Company received a written proposal from Geneva Pacific, L.L.C. ("Geneva") on August 11, 2005. The Geneva proposal involved options on the Company's Blair Facility (defined below) and Warrenton Facility (defined below), an investment by the Company in Geneva, and an option for Geneva to acquire the Company as a public shell. The Board considered the proposal but, after consultation with the Company's tax and legal advisors and various negotiations between Company management and Geneva during August and September, decided that the proposal was not feasible and involved a considerable amount of risk. Although the compensation elements of the proposal were complicated, the Company estimated that the proposal would provide approximately $150,000 in net cash to the Company.

     o After some preliminary discussions, the Company received a written proposal from Mackay Limited Partnership ("Mackay") on September 14, 2005. The Mackay proposal would have involved a tender offer for 85% of the Company's outstanding shares for $.18 per share. The proposal was conditioned on a financing contingency and a minimum cash balance in the Company of $2 million. After subsequent discussions, Mackay also indicated it would condition the proposal on the tender of at least 85% of the Company's outstanding shares. The Board considered the proposal but decided not to pursue it because (a) it was not expected to result in more total cash to the stockholders than liquidation if only 85% of each stockholder's shares were purchased, (b) Mackay's plans for the Company after the tender offer were unclear and therefore the Company was not able to evaluate the risks to stockholders with respect to their remaining 15% of shares not purchased in tender offer, and (c) the tender offer was subject to substantial contingencies and the Company would experience significant delays and additional costs if the tender offer was not successful when compared to moving forward with a liquidation of the Company.

After consideration of the above transactions, the Board concluded that the distribution of our assets in a liquidation had a greater probability of producing more value to our stockholders than other alternatives. Among the factors that the Board had considered, the Board ultimately found that the following factors weighed in favor of pursuing dissolution and liquidation:

     o The Company had not identified any other attractive opportunities to acquire another operating business.

     o Our Board of Directors believed that it would be in the best interests of our stockholders to allow our stockholders to determine how to invest available cash rather than our pursuing an acquisition strategy involving the investment of our cash in another business.

     o Our Board of Directors believed there was a low probability that we would obtain, within a reasonable period of time under the circumstances, any viable offer to engage in an attractive alternative merger or sale transaction.

     o Our Board of Directors believed that the Company would continue to incur administrative costs without any offsetting income and this would be detrimental to stockholder value.

Our Board also identified and considered potentially negative factors associated with the Dissolution, including those set forth in this proxy statement under the caption "Risk Factors." The Board did not receive a solvency opinion or any report, opinion or appraisal from an outside party that is materially related to the Company's Dissolution, including any report, opinion or appraisal relating to the consideration or the fairness of the consideration to be offered to our stockholders or the fairness of the Dissolution to the Company or to our stockholders who are not affiliates.

Based on this information, the Company's Board believed that dissolution and a liquidating distribution to the stockholders of the Company's net assets would return the greatest likely value to the Company's stockholders, when adjusted for risk and transaction costs associated with alternative strategies. The Company's Board believes that it is advisable and in the best interests of the Company and its stockholders to proceed with the Plan of Dissolution and thereafter to distribute to the stockholders the net available assets pursuant to the Plan of Dissolution. If the Plan of Dissolution is not approved by the stockholders, the Company's Board will explore the alternatives then available for the future of the Company. The Board of Directors does not presently believe, however, that there are viable alternatives to the Dissolution.

LIQUIDATING DISTRIBUTIONS

Timing and Amount

Assuming approval of the Plan of Dissolution by the stockholders, the Company plans to review all of its remaining debts and liabilities, and in accordance with applicable law and the Plan of Dissolution, initiate actions to satisfy those obligations. Based on this analysis, and as soon as possible after the approval of the Plan of Dissolution, the Company intends to make a cash distribution to our stockholders that is currently expected to be between $.13 and $.16 per share.

While the Company anticipates making the liquidating distribution as quickly as possible after the approval of the Dissolution, the Board has not established a firm timetable for the distribution. Under the terms of the Plan of Dissolution, the Company will make the distribution as soon as possible after providing for the payment of its debts and liabilities. Alternatively, if the Board elects, the Company may transfer its remaining assets to a liquidating trust and issue each stockholder a non-transferable interest, which may or may not be certificated, in the liquidating trust. All distributions will be paid to stockholders of record at the close of business on the final record date, pro rata, based on the number of shares owned by each stockholder (or alternatively, to interest-holders in the liquidating trust based on the same principles).

Although the Company cannot be sure of the amounts ultimately available for distribution, the Board currently believes that stockholders will receive aggregate liquidating cash distributions in the range of $.13 to $.16 per share. However, should actual circumstances differ from the assumptions made by the Company, stockholders could receive more or less than this amount. See "Risk Factors" for a discussion of matters which may impact the amount and timing of distributions.

Calculation of Estimated Distributions

Management has estimated the debts and liabilities to be satisfied and the general and administrative expenses and other costs likely to be incurred during the liquidation process. These estimates form the basis upon which the estimated ranges of distributions have been determined.

The Company sold substantially all of its operating assets on November 30, 2004, for approximately $6.6 million in cash in the Asset Sale. After the closing of the Asset Sale, the Company's remaining material assets consisted primarily of real estate: the Company's Warrenton, Oregon facility (the "WARRENTON FACILITY"); and its Blair, Nebraska facility (the "BLAIR FACILITY"). On August 23, 2005, the Company executed a Commercial & Investment Real Estate Purchase & Sale Agreement (the "WARRENTON AGREEMENT") pursuant to which the Company will sell the Warrenton Facility for $850,000, payable in cash at closing. The closing of the Warrenton Agreement is scheduled to occur on or before November 21, 2005. The company expects to receive net proceeds from the Warrenton Facility, after deducting transactional expenses, of approximately $750,000.

On September 1, 2005, the Company executed a Purchase Agreement pursuant to which the Company sold the Blair Facility for $1,550,000, payable in cash at closing. The sale of the Blair Facility closed on September 29, 2005. The Company received net proceeds (after transactional expenses and payment of the loans secured by the property) of $890,407 from the sale of the Blair Facility.

The Company has sufficient net operating loss carryforwards available to offset the gains from the sale of the Warrenton Facility and Blair Facility. The Company believes that it will have sufficient cash and cash equivalents to pay all of its current and accrued debts and liabilities from the proceeds from both real estate transactions and the proceeds remaining from the Asset Sale. With the proceeds of the real estate transactions combined with cash held by the Company (comprised primarily of the remaining proceeds of the Asset Sale), the Company will have an estimated $2.7 million in available cash to satisfy its remaining current and accrued debts and liabilities and to make a liquidating distribution.

Factors which will impact the net distributions available to the Company's stockholders include: (1) the administrative and operating expenses incurred prior to the real estate transaction and continuing through to the final liquidation of the Company; (2) transaction costs; and (3) phase down costs related to transition activities that will continue until all of the Company's obligations have been satisfied. These phase down costs include retained employee payroll, employee medical and other benefit compensation obligations, and residual liabilities. If additional debts and liabilities are identified, or costs are incurred for a liquidating trust, the cash available for distribution will be reduced. If the Company were to incur unanticipated liabilities, the proceeds that the Company's stockholders receive may be substantially lower.

The Company is required by law, to the extent possible, to satisfy all of its known debts and liabilities prior to its liquidation and dissolution. If additional debts and liabilities are identified, the cash available for distribution will be reduced. Also, liabilities and expenses will continue to accrue following approval of the Plan of Dissolution, as the expenses that the Company has estimated for professional fees and other expenses of liquidation are significant. These expenses will also reduce the amount of cash available for distribution to stockholders. In addition, if a liquidating trust is established, the expenses of administering the trust will further reduce the amount of cash available for distribution to stockholders.

Uncertainties Relating to Estimated Distributions

The Company's estimates of potential distributions were prepared solely for planning purposes. The preparation of these estimates involved judgments and assumptions with respect to the liquidation process which, although considered reasonable at the time by management, may not be realized. The Company cannot be sure that actual results will not vary materially from the estimates. As the Company has disclosed under "Risk Factors," certain examples of uncertainties that could cause the aggregate amount of distributions to be less than its estimates include the following:

     o The Company's estimate of distributable cash resulting from its liquidation is based on estimates of the costs and expenses of both the liquidation and operating the Company through to dissolution. If actual costs and expenses exceed the estimated amount, aggregate distributions to stockholders could be less than estimated.

     o If liabilities, unknown or contingent at the time of the mailing of this proxy statement, later arise which must be satisfied or reserved for as part of the Plan of Dissolution, the aggregate amount of distributions available to stockholders could be less than estimated.

     o Delays in consummating the Plan of Dissolution could result in additional expenses and result in aggregate distributions to stockholders being less than estimated.

     o If a liquidating trust is established, the expenses of administering the trust will further reduce the amount of cash available for distribution to our stockholders.

The Company does not anticipate updating or otherwise publicly revising the estimates presented in this document to reflect circumstances existing or developments occurring after the preparation of these estimates or to reflect the occurrence of anticipated events. The estimates have not been audited, reviewed or compiled by the Company's independent auditors.

ABANDONMENT; AMENDMENT

Under the Plan of Dissolution, the Company's Board may modify, amend or abandon the implementation of the Plan of Dissolution, notwithstanding stockholder approval, to the extent permitted by the Delaware General Corporation Law. The Company's Board will not amend or modify the Plan of Dissolution under circumstances that would require additional stockholder approval under the Delaware General Corporation Law without complying with the applicable provisions of the Delaware General Corporation Law.

FUTURE CONDUCT OF THE COMPANY

If our stockholders approve the Dissolution, we expect to promptly file a Certificate of Dissolution with the Secretary of State of the State of Delaware. Although the legal effect of the filing and effectiveness of the Certificate of Dissolution will be to dissolve the Company, pursuant to Delaware law, we will continue to exist for three years after the Dissolution becomes effective (which we expect will be the date on which we file the Certificate of Dissolution with the Delaware Secretary of State) or for such longer period as the Delaware Court of Chancery directs, for the purpose of prosecuting and defending lawsuits, settling and closing our business, disposing of our property, discharging our liabilities and distributing to our stockholders any remaining assets.

If our stockholders approve the Dissolution, the Company will cease its business and will not engage in any business activities except for the purpose of collecting and distributing its assets, paying, satisfying and discharging (or making provisions for payment thereof) any existing debts and obligations, and doing all other acts required to liquidate and wind up its business and affairs.

During the liquidation process, we may pay our officers, directors, employees, and agents compensation for services rendered in connection with the implementation of the Plan of Dissolution. Your approval of the Dissolution will constitute your approval of the payment of any such compensation.

REPORTING REQUIREMENTS

Whether or not the Plan of Dissolution is approved, the Company has an obligation to continue to comply with the applicable reporting requirements of the Securities Exchange Act of 1934 ("EXCHANGE ACT"). If the Plan of Dissolution is approved, the Company may seek relief from the SEC from the reporting requirements under the Exchange Act in order to curtail expenses. The Company anticipates that, if this relief is granted, the Company would continue to file current reports on Form 8-K to disclose material events relating to the Dissolution along with any other reports that the SEC might require. There can be no certainty that relief will be granted if requested.

CONTINGENT LIABILITIES; CONTINGENCY RESERVE; LIQUIDATING TRUST

Under the Delaware General Corporation Law and in connection with the Dissolution, the Company is required to pay or provide for payment of all of its liabilities and obligations. Following the authorization and approval of the Plan of Dissolution by its stockholders, the Company will pay all expenses and fixed and other known liabilities to the extent of its available funds and assets.

If deemed necessary or desirable by its Board, the Company may during the course of the liquidation process transfer some or all of its then remaining assets to a liquidating trust for the benefit of its stockholders. The liquidating trust would also likely assume some or all of its liabilities remaining at the time of the transfer of assets. Any liquidating trust would be administered by one or more trustees selected by the Company's Board and appointed pursuant to a liquidating trust agreement. If a liquidating trust is established, the Company would distribute to its then current holders of stock beneficial interests in the liquidating trust pro rata according to the number of shares of stock owned by its stockholders. The sole purpose of the liquidating trust would be to liquidate the assets transferred to the liquidating trust on terms satisfactory to the liquidating trustees, to pay any of its liabilities assumed by the liquidating trust, and to distribute to the Company stockholders any assets remaining in the liquidating trust after the completion of this process. The liquidating trust would be obligated to pay any of its debts and liabilities assumed by it. Approval of the Plan of Dissolution will constitute the approval by the Company's stockholders of the Board's establishment of such a liquidating trust, if deemed appropriate, its appointment of one or more individuals (who may or may not be former directors or officers of the Company) or corporate persons to act as trustee or trustees, and the terms of any liquidating trust agreement adopted by the Company's Board. It is anticipated that the beneficial interests in the liquidating trust would not be freely transferable. Therefore, the recipients of the beneficial interests would not realize any value from the interests unless and until the liquidating trust distributes cash or other assets to them, which would be solely in the discretion of the trustees.

The Company's Board may utilize a liquidating trust to reserve some of the Company's cash for the future satisfaction of contingent liabilities. This might enable the Company to complete its dissolution and, potentially, to distribute assets to its stockholders without delaying those actions until the validity and amounts of the contingent liabilities have been determined.

From and after the date of the Company's transfer of its remaining assets to the liquidating trust, the Company would no longer have an interest of any character in and to these assets, which would thereafter be held by the liquidating trust for the purposes set forth in the Plan of Dissolution.

The activities of the liquidating trust would be limited to discharging its debts and liabilities, and distributing any remaining cash to the Company's stockholders. Because the Company's stockholders would be considered the owners of the liquidating trust's assets for tax purposes, each shareholder would be required to take into account in computing his, her or its own taxable income his, her or its pro rata share of each item of the trust's income, gain, loss and deduction. Distributions received from the trust would not be separately taxable. See "Material Tax Consequences of the Dissolution and Liquidation."

CANCELLATION OF STOCK AND CLOSING OF THE COMPANY STOCK TRANSFER BOOKS

The distributions to the stockholders pursuant to the Plan of Dissolution will be in complete redemption and cancellation of all of the outstanding common stock of the Company. As a condition to receipt of any distribution to the stockholders, the Board of Directors or the trustees of any liquidating trust may require the stockholders to (i) surrender their stock certificates to the Company or its agent or (ii) furnish the Company with evidence satisfactory to the Board of Directors or the trustees of the loss, theft or destruction of their stock certificates, together with such surety bond or other security or indemnity as may be required by and satisfactory to the Board of Directors or the trustees. The Company will close its stock transfer books and discontinue recording transfers of shares of its stock on the earliest date (the "FINAL RECORD DATE") to occur of (i) the close of business on the record date fixed by the Board of Directors for the final liquidating distribution or, (ii) the close of business on the date on which the remaining assets of the Company are transferred to a liquidating trust or (iii) the filing of the Certificate of Dissolution, and thereafter certificates representing common stock will not be assignable or transferable on the books of the Company except by will, intestate succession, or operation of law.

MATERIAL TAX CONSEQUENCES OF THE DISSOLUTION

The following discussion is a general summary of the material United States federal income tax consequences affecting the Company's stockholders that are anticipated to result from the dissolution and liquidation of the Company. This discussion is not intended to be a complete analysis of all the potential tax effects. The discussion is based upon the Internal Revenue Code of 1986, as amended, Treasury Regulations, IRS rulings, and judicial decisions now in effect, all of which are subject to change at any time; any changes may be applied retroactively. Any such change, which may or may not be retroactive, could alter the tax consequences to the Company and its stockholders as described herein.

In addition, the Company's stockholders should be aware that this discussion does not deal with all federal income tax considerations that may be relevant to particular Company stockholders in light of their particular circumstances, such as:

     o   dealers in securities,

     o stockholders who are subject to the alternative minimum tax provisions of the Code,

     o   foreign persons,

     o   tax-exempt organizations,

     o   financial institutions,

     o   insurance companies and broker-dealers,

     o stockholders who hold their shares as part of a hedge, straddle, wash sale, synthetic security, conversion or other risk-reduction transaction,

     o   persons who acquired their shares in compensatory transactions,

     o stockholders who hold Company stock as qualified small business stock for purposes of Section 1202 of the Code, and

     o   stockholders who do not hold their Company stock as a capital asset.

Moreover, the following discussion does not address the tax consequences of the liquidation and dissolution of the Company under foreign, state or local tax laws.

The following discussion has no binding effect on the IRS or the courts and assumes that the Company will liquidate in accordance with the Plan of Dissolution in all material respects. No ruling has been requested from the IRS with respect to the anticipated tax treatment of the Plan of Dissolution, and the Company will not seek an opinion of counsel with respect to the anticipated tax treatment. Accordingly, the Company stockholders are urged to consult their own tax advisors as to the specific tax consequences to them of the Plan of Dissolution, including the applicable federal, state, local and foreign tax consequences.

Federal Income Taxation of the Company

After the approval of the Plan of Dissolution and until the Dissolution is completed, the Company will continue to be subject to federal income tax on its taxable income, if any. Upon the distribution of any asset, other than cash, to stockholders pursuant to the Plan of Dissolution, the Company will recognize gain or loss with respect to each asset in an amount equal to the difference between the fair market value and the adjusted basis of such asset distributed in the Dissolution, unless the distribution is not treated as a distribution in complete liquidation of the Company wherein certain exceptions to the recognition of loss apply. The Company currently expects that the only assets distributed to stockholders will be cash. Given the uncertainty as to the exact timing of all distributions, we cannot give assurances that all of the distributions will be treated as distributions in a complete liquidation for federal income tax purposes.

Federal Income Taxation of the Company's Stockholders

As a result of the Dissolution, for federal income tax purposes, the Company stockholders will recognize gain or loss equal to the difference between (i) the sum of the amount of cash distributed to them and the fair market value (at the time of distribution) of any property distributed to them, and (ii) their tax basis for their shares of the Company's common stock. A stockholder's tax basis in his or her shares will depend upon various factors, including the stockholder's cost and the amount and nature of any distributions received with respect thereto.

A stockholder's gain or loss will be computed on a "per share" basis. The Company may make more than one liquidating distribution, in which case each will be allocated proportionately to each share of stock owned by a stockholder. The amount of cash and the fair market value (at the time of distribution) of any property distributed with respect to each liquidating distribution will first be applied against and reduce a stockholder's tax basis in his or her shares of stock, but not below zero. Gain will be recognized as a result of a liquidating distribution to the extent that the aggregate amount of cash and the fair market value (at the time of distribution) of any property received by a stockholder with respect to a share pursuant to all liquidating distributions exceeds his or her tax basis for that share. Any loss will generally be recognized only when the final distribution from the Company has been received and then only if the aggregate amount of cash and the fair market value (at the time of distribution) of any property received pursuant to all liquidating distributions with respect to a share is less than the stockholder's tax basis for that share. Gain or loss recognized by a stockholder will be capital gain or loss provided the shares are held as capital assets. Such capital gain or loss will be long-term capital gain or loss if the stockholder's holding period for the shares is more than one year or short-term capital gain or loss if the stockholder's holding period for the shares is one year or less. Long-term capital gains of non-corporate taxpayers are currently taxed at a maximum 15% federal rate. Short-term capital gains are taxed at ordinary income rates. If it were to be determined that a distribution made pursuant to the Plan of Dissolution was not a distribution in complete liquidation of the Company, such distribution would generally be taxable to a stockholder at ordinary income rates to the extent of the Company's current and accumulated earnings and profits, and any excess would be treated in the same manner as a liquidating distribution discussed above except that no loss will be recognized by a stockholder with respect to such distribution.

Upon any distribution of property, the stockholder's tax basis in such property immediately after the distribution will be the fair market value of such property at the time of distribution. The gain or loss realized upon the stockholder's future sale of that property will be measured by the difference between the stockholder's adjusted tax basis in the property at the time of such sale and the proceeds of such sale.

After the close of its taxable year, the Company will provide stockholders and the IRS with a statement of the amount of cash distributed to the stockholders and its best estimate as to the value of any property distributed to them during that year. There is no assurance that the IRS will not challenge such valuation. As a result of such a challenge, the amount of gain or loss recognized by stockholders might be changed. Distributions of property other than cash to stockholders could result in tax liability to any given stockholder exceeding the amount of cash received, requiring the stockholder to meet the tax obligations from other sources or by selling all or a portion of the assets received.

It is possible that the Company will have liabilities not fully covered by any contingency reserve for which the stockholders will be liable up to the extent of any liquidating distributions they have received. Such a liability could require a stockholder to satisfy a portion of such liability out of prior liquidating distributions received from the Company and from any liquidating trust or trusts. Payments by stockholders in satisfaction of such liabilities would commonly produce a capital loss, which, in the hands of stockholders who are individuals, may not be carried back to prior years to offset capital gains realized from liquidating distributions in those years.

Certain Federal Income Tax Consequences Arising from Liquidating Trusts

If the Company transfers assets to a liquidating trust or trusts, the Company intends to structure such trust or trusts so that stockholders will be treated for federal income tax purposes as having received their pro rata share of the property transferred to the liquidating trust or trusts, reduced by the amount of certain liabilities assumed by the liquidating trust or trusts or to which the property transferred is subject. Contingent, speculative or unknown liabilities do not reduce the value of property transferred to a liquidating trust. Assuming such treatment is achieved; the value of assets (net of known, non-contingent and non-speculative liabilities) transferred to a liquidating trust will cause the stockholder to be treated in the same manner for federal income tax purposes as if the stockholder had received a net distribution directly from the Company. The liquidating trust or trusts themselves should not be subject to federal income tax, assuming that they are treated as liquidating trusts for federal income tax purposes. After formation of the liquidating trust or trusts, the stockholders must take into account for federal income tax purposes their allocable portion of any income, gain or loss recognized by the liquidating trust or trusts. As a result of the transfer of property to the liquidating trust or trusts and the ongoing operations of the liquidating trust or trusts, stockholders should be aware that they may be subject to tax, whether or not they have received any actual distributions from the liquidating trust or trusts with which to pay such tax. There can be no assurance that the liquidating trust or trusts (if deemed necessary by the Company's Board) described in the Plan of Dissolution will be treated as a liquidating trust or trusts for federal income tax purposes.

THE FOREGOING SUMMARY OF UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS IS INCLUDED FOR GENERAL INFORMATION ONLY AND DOES NOT CONSTITUTE LEGAL ADVICE TO ANY STOCKHOLDER. THE TAX CONSEQUENCES OF THE PLAN OF DISSOLUTION MAY VARY DEPENDING UPON THE PARTICULAR CIRCUMSTANCES OF THE STOCKHOLDER. THE COMPANY RECOMMENDS THAT YOU CONSULT YOUR OWN TAX ADVISOR REGARDING THE FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN OF DISSOLUTION AS WELL AS THE STATE, LOCAL AND FOREIGN TAX CONSEQUENCES.

INTERESTS OF CERTAIN PERSONS IN THE DISSOLUTION AND LIQUIDATION

General

Some of our executive officers and directors own shares of our common stock and/or options to purchase shares of our common stock and, to that extent, their interest in the Dissolution is the same as that of other holders of our common stock.

During the liquidation process, we may pay our officers, directors, employees, and agents compensation for services rendered in connection with the implementation of the Plan of Dissolution. Your approval of the Dissolution will constitute your approval of the payment of any such compensation.

Change in Control Agreements

We have Change in Control Agreements with Larry R. Inman and Michael R. Wallis. Those agreements provide for termination payments and other benefits if the employee's employment is terminated without cause by us or for good reason by the employee within two years of a change in control. The termination payments are equal to one year's annual base salary and a bonus of $5,000 for each year of service in excess of five years. The benefits include up to $5,000 worth of outplacement services and continued employee benefit coverage for a one year period.

The Asset Sale in November 2004 constituted a change in control and in connection with the Dissolution we intend to terminate the above employees. Therefore we will be required to make termination payments and pay other benefits to these persons upon termination. The Company has previously accrued a liability for these payments upon the Asset Sale in November 2004, which amounts are reflected in the Company's balance sheet under "Discontinued Operational Costs Payable." The total amount accrued for the termination payments and the cost of all other benefits under the Change in Control Agreements is approximately $380,071.

The value of the payments and benefits to each employee which have been previously accrued are as follows:

-------------------------------------- ----------------------------------------
                                          APPROXIMATE VALUE OF TERMINATION
NAME AND POSITION                               PAYMENTS AND BENEFITS
-------------------------------------- ----------------------------------------
Larry R. Inman, President, Chairman                   $240,886
of the Board and director
-------------------------------------- ----------------------------------------
Michael R. Wallis, CFO and Vice                       $139,185
President of Finance
-------------------------------------- ----------------------------------------
         TOTAL                                        $380,071   *
-------------------------------------- ----------------------------------------

     * These liabilities were accrued in November 2004 from the Asset Sale and are included in the Company's balance sheet under "Discontinued Operational Costs Payable."

Directors' and Officers' Insurance

We have purchased insurance coverage for our officers, directors, employees, agents and representatives against liability asserted against or incurred by such persons in their capacity as such or arising from their status as officer, director, employee, agent, or representative, and for actions taken in connection with the Dissolution and the winding up of our affairs, which will continue in effect until December 31, 2008.

NO DISSENTERS' RIGHTS

Under Delaware law, stockholders are not entitled to dissenters' rights of appraisal in connection with the Dissolution.

RISK FACTORS

You should carefully consider the following risk factors relating to the Dissolution before you decide whether to vote to approve the Dissolution. You should also consider the other information in the proxy statement and the additional information in our other reports on file with the Securities and Exchange Commission.

SEVERAL UNCERTAINTIES COULD CAUSE THE AGGREGATE AMOUNT OF DISTRIBUTIONS TO OUR STOCKHOLDERS TO BE LESS THAN ESTIMATED.

Although the Company cannot be sure of the amounts ultimately available for distribution, the Board currently believes that stockholders will receive aggregate liquidating cash distributions in the approximate range of $.13 to $.16 per share. However, the following uncertainties could significantly reduce the actual amount of distributions:

     o Our estimate of distributable cash resulting from the dissolution is based on projected income tax liability, estimates of retained liabilities, costs and expenses of both the liquidation and operation of the Company through the dissolution (including unanticipated legal and regulatory requirements), winding up, and liquidation. If actual costs and expenses exceed the estimated amount, aggregate distributions to stockholders could be less than estimated. Additionally, if a liquidating trust is established, costs associated with its administration will further reduce any remaining distributions to our stockholders.

     o If liabilities, unknown or contingent at the time of the mailing of this proxy statement, later arise which must be satisfied or reserved for as part of the Plan of Dissolution, the aggregate amount of distributions available to our stockholders could be less than estimated.

     o Delays in consummating the Plan of Dissolution could result in additional operational expenses, which would result in aggregate distributions to stockholders being less than estimated.

EACH STOCKHOLDER MAY BE LIABLE TO OUR CREDITORS FOR AN AMOUNT UP TO THE AMOUNT DISTRIBUTED TO SUCH STOCKHOLDER BY US IF WE DO NOT ADEQUATELY PROVIDE FOR ALL OF OUR LIABILITIES.

Under applicable Delaware law, in the event we fail to create an adequate contingency reserve for payment of our expenses and liabilities, each of our stockholders could be held liable for payment to our creditors up to the amount distributed to such stockholder in the liquidation. In such event, a stockholder could be required to return up to all amounts received as distributions pursuant to the Plan of Dissolution and ultimately could receive nothing under the Plan of Dissolution. Moreover, even though a stockholder has paid taxes on amounts previously received, a repayment of all or a portion of such amount will not result in a recalculation of the gain or loss on the liquidation. Instead, a stockholder's repayment will generally be deductible as a capital loss in the year in which the contingent liability is paid, and such capital loss cannot be carried back to offset any liquidation gain recognized earlier. See "Material Tax Consequences of the Dissolution and Liquidation." We cannot assure you that the Plan of Dissolution will provide for all potential liabilities.

STOCKHOLDERS MAY NOT BE ABLE TO RECOGNIZE A LOSS FOR FEDERAL INCOME TAX PURPOSES UNTIL THEY RECEIVE A FINAL DISTRIBUTION FROM US, WHICH MAY BE THREE YEARS AFTER OUR DISSOLUTION AND COULD BE LONGER.

As a result of our Dissolution, for federal income tax purposes stockholders will recognize gain or loss equal to the difference between (1) the sum of the amount of cash and the aggregate fair market value of any property distributed to them (reduced by any liability assumed or subject to which it is taken), and
(2) their tax basis in their shares of our capital stock. A stockholder's tax basis in our shares will depend upon various factors, including the stockholder's cost and the amount and nature of any distributions received with respect thereto. A stockholder generally may recognize a loss only when he, she, or it has received a final distribution from us, which may be three years or more after our Dissolution.

THE BOARD MAY ABANDON OR DELAY IMPLEMENTATION OF THE PLAN OF DISSOLUTION EVEN IF IT IS APPROVED BY THE STOCKHOLDERS.

The Board has adopted a Plan of Dissolution for the dissolution, winding up and liquidation of the Company. Even if the Plan of Dissolution is approved and adopted by the stockholders, the Board has reserved the right, in its discretion, to abandon or delay implementation of the Plan of Dissolution for various reasons, including in connection with its fiduciary duties to the stockholders and/or creditors, as the case may be.

THE COMPANY'S STOCK TRANSFER BOOKS WILL CLOSE ON THE FINAL RECORD DATE FOR THE LIQUIDATING DISTRIBUTION, AFTER WHICH IT WILL NOT BE POSSIBLE FOR STOCKHOLDERS TO PUBLICLY TRADE IN OUR STOCK.

We intend to close our stock transfer books and discontinue recording transfers of common stock at the close of business on the Final Record Date. Thereafter, certificates representing the Company's common stock will not be assignable or transferable on the books of the Company except by will, intestate succession or operation of law. The proportionate interests of all of our stockholders will be fixed on the basis of their respective stock holdings at the close of business on the Final Record Date, and, after the Final Record Date, any distributions made by the Company will be made solely to the stockholders of record at the close of business on the Final Record Date, except as may be necessary to reflect subsequent transfers recorded on its books as a result of any assignments by will, intestate succession, or operation of law.

IF THE COMPANY FAILS TO RETAIN THE SERVICES OF APPROPRIATE EMPLOYEES AND/OR CONSULTANTS, THE PLAN OF DISSOLUTION MAY NOT SUCCEED.

The success of the Plan of Dissolution depends in large part upon our ability to retain the services of qualified employees who will be charged with winding up and liquidating the Company following the dissolution. The retention of these employees and/or consultants may be particularly difficult under the Company's current circumstances. There can be no assurance that we will be successful in retaining the services of these employees and/or consultants at all or at the compensation levels it is willing to pay for these services.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Company's Board unanimously recommends that the stockholders vote "FOR" Proposal 1 described above.

                          PROPOSAL 2: MOTION TO ADJOURN

The second proposal is to approve any motion to adjourn to a later time to permit further solicitation of proxies if necessary to establish a quorum or to obtain additional votes in favor of Proposal 1.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Company's Board unanimously recommends that the stockholders vote "FOR" Proposal 2 described above.

                        PROPOSAL 3: ELECTION OF DIRECTORS

--------------------------------------------------------------------------------
                  THE AB HOLDING GROUP, INC. BOARD OF DIRECTORS
--------------------------------------------------------------------------------

STRUCTURE

The business and affairs of the Company are managed under the direction of its Board of Directors. The Company's Bylaws provide that the Board of Directors shall consist of not more than 12 members with the exact number to be determined by the Board of Directors. Members of the Board of Directors are elected for a term of three years or until their successors are elected. Currently, the Board of Directors has fixed the number of Class I, II, and III directors at two per class and has fixed the number of directors constituting the Board of Directors at six.

The Company has a classified Board of Directors currently consisting of six directors: two Class I directors, Messrs. Foster and Weber; two Class II directors, Messrs. DeMatteo and Schuette; and two Class III directors, Messrs. Inman, and Cunningham. At each Annual Meeting, the members of one class of directors are elected for a term of three years to succeed those directors whose terms expire at that Annual Meeting. The terms of the Class I directors expire at the 2005 Annual Meeting. The Board of Directors has nominated Michael W. Foster and Udo Weber as Class I directors ("Nominees"). Messrs. Foster and Weber are members of the present Board of Directors and have consented to continue to serve as directors.

If any Nominee becomes unable to serve prior to the Annual Meeting, the proxy holders will have the discretion to vote for a replacement nominee.

     CLASS I - DIRECTORS UP FOR ELECTION IN 2005 FOR TERMS EXPIRING IN 2008

     o MICHAEL W. FOSTER, 64, President of Astoria Pacific Industries, Inc., an investment company, (since 1989); President of Astoria High School Scholarships, Inc., a nonprofit foundation, (since 1990); educator (1976-1996); executive director of Clatsop Community College Foundation, a nonprofit foundation (1999-2003). Mr. Foster has been a director of the Company since 1990.

     o UDO WEBER, 41, Managing director of BAG-Budissa an agriculture company, (since 1994); Managing director of BAW, a bag distribution company (former joint venture with the Company) (since 1997); Managing director of Ag-Bag Polska, an Ag-Bag distribution company (a subsidiary of BAW) (since 1999). Mr. Weber has been a director of the Company since 2002.

               CLASS II - DIRECTORS REMAINING IN OFFICE UNTIL 2006

     o ARTHUR P. SCHUETTE, 66, Territory Sales Manager of Miller St. Nazianz, Inc., a farm equipment manufacturer, (since 2004); Vice President of Sales of the Company (1991-2004); Treasurer of the Company (1990-1999); Treasurer of Ag-Bag Corporation (1983-1991) (former subsidiary of the Company). Mr. Schuette has been a director of the Company since 1990.

     o JAMES C. DEMATTEO, 48, General Manager of Cargill, Inc., an agricultural supply/feed-nutrition company, (since 2004); Manager of dairy business development, Cargill Animal Nutrition Western Business Unit, a nutrition group of Cargill, (1999-2004); Dairy nutritionist, Cargill Animal

         Nutrition (1994-1999); Director, Dairy Vision Group, a dairy business group of Cargill, (since 2001); Member, Applied Dairy Technology Team, a technical and scientific advisory group within Cargill Animal Nutrition, a nutrition group of Cargill, (since 1994). Mr. DeMatteo has been a director of the Company since 2002.

              CLASS III - DIRECTORS REMAINING IN OFFICE UNTIL 2007

     o LARRY R. INMAN, 54, Chief Executive Officer of the Company (1990-2002; 2004 to present); Chairman of the Board (1990-2000; 2002 to present); President of the Company (since 1993); President of Ag-Bag Corporation (1984-1989) (former subsidiary of the Company) and Chairman (1989-1994). Mr. Inman has been a director of the Company since 1990.

     o ROY F. CUNNINGHAM, 42, Supervisor, Knex, Inc., a fiber optic company (1999-2004); Director, Seminole Lake golf course (since 2003); Sales representative, Ag-Bag Corporation (1992-1995) (former subsidiary of the Company); Security officer, Bealls Department Stores (1996-1999); Farm Manager, Post Oak Ranch, a beef cattle operation (1990-1992). Mr. Cunningham has been a director of the Company since 2004 and replaced his father, Lemuel E. Cunningham, who is deceased.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES PRESENTED IN THIS PROPOSAL.

BOARD MEETINGS AND COMMITTEES

In 2004, the Board of Directors met 13 times. In addition to those meetings, directors attended meetings of individual board committees. Each director attended more than 75% of the aggregate number of meetings of the Board and committees during the period for which such director was a member of the Board and any such Committee. The Company does not have a policy with regard to directors' attendance at annual stockholders' meetings. One director attended last year's annual stockholders' meeting.

Our Board has 3 standing committees.

The AUDIT COMMITTEE reviews the Company's annual audit and any comments or management reports issued in connection therewith and reports to the Board of Directors on any matters it believes should be brought to the Board's attention. It is also responsible for reviewing the Company's conflicts of interest, if any, and reviews matters relating to disclosure, corporate practices, regulatory and financial reporting, accounting procedures and policies, and financial and accounting controls. The Audit Committee also recommends the independent auditor for appointment by the Board and reviews updates on emerging accounting and auditing issues provided by the independent auditor and by management, to assess their potential impact on the Company. During 2004, the Audit Committee held 2 meetings.

The COMPENSATION COMMITTEE assists the Board of Directors in fulfilling its responsibilities in connection with the compensation of Company directors, officers and employees. It performs this function by recommending standards for the Company's compensation programs and plans, including various incentives, compensation, retirement and other benefit plans. The Compensation Committee members, along with the Board of Directors, participated in the deliberations concerning executive officer compensation. During 2004, the Compensation Committee held 1 meeting.

The EXECUTIVE COMMITTEE assists the Board on corporate governance issues and strategic planning. The Executive Committee consists of the Chairman of the Board and one non-management director. The Executive Committee also acts as the nominating committee and makes recommendations to the Board regarding appropriate size and composition of the Board. The Executive Committee does not have a charter. Mr. Larry Inman of the Executive Committee is not "independent" as defined in the NASD Marketplace Rule 4200(a)15. The Executive Committee will identify qualified individuals to become directors, and make recommendations to the full Board for approval. It is expected that all directors will be alert to potential board candidates with appropriate skills and characteristics and communicate such information to the Executive Committee. The Executive Committee will consider stockholder suggestions as to nominees for directors. Such suggestions should be addressed to the Secretary of the Company at its principal executive offices and contain the name, age, business address and residence address of the proposed nominee, the principal occupation or employment of the proposed nominee, the number of shares of the Company held by the proposed nominee, any other information required by the SEC rules to be disclosed in a proxy statement and a written consent of the proposed nominee to being named as a nominee and to serve as a director if elected. In addition, the proposing stockholder must provide such stockholder's name and address, the number of shares of the Company held by the stockholder, a description of any arrangement between the proposed nominee and the stockholder, confirmation that the stockholder will appear at the meeting to nominate the proposed nominee and any other information required by the SEC rules to be disclosed in a proxy statement. Any nominee should have experience in positions with a high degree of responsibility, be a leader in the organization with which the nominee is affiliated, understand the Company's business environment and be free from relationships or conflicts of interest that could interfere with the director's duties to the Company and its stockholders. The nominee must be willing to devote sufficient time to carrying out the director's duties and responsibilities effectively and should be committed to serve on the board for an extended period of time. The Executive Committee may also develop and recommend to the Board additional criteria for selecting new directors, including background, skills, experience, age, diversity, time availability (including the number of other boards the person sits on), needs of the Board and current and further business directions of the Company. Although the Executive Committee has not adopted specific criteria, any proposed nominees must meet the qualifications set forth in any written guidelines or policies, when adopted. Assuming compliance with the procedures, there would be no differences in the evaluation of a proposed nominee if the proposed nominee is recommend by a stockholder. The Company received no notice of a director candidate recommended by a stockholder or group within 120 days before the anniversary of the prior year's release of the proxy statement. The Company did not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential director nominees. In order to be considered for the 2006 Annual Meeting of Stockholders, such suggestions should be received by no later than December 31, 2005.

-----------------------------------------------------------------------------------------------------------------
                              Committee Membership
-----------------------------------------------------------------------------------------------------------------
                                                               Audit         Compensation         Executive
-----------------------------------------------------------------------------------------------------------------
Roy F. Cunningham (Non-Management Director)                                       |X|
-----------------------------------------------------------------------------------------------------------------
James C. DeMatteo (Non-Management Director)                     |X|
-----------------------------------------------------------------------------------------------------------------
Michael W. Foster (Non-Management Director)              *      |X|        *      |X|
-----------------------------------------------------------------------------------------------------------------
Larry R. Inman                                                                                *      |X|
-----------------------------------------------------------------------------------------------------------------
Arthur P. Schuette (Non-Management Director)
-----------------------------------------------------------------------------------------------------------------
Udo Weber (Non-Management Director)                             |X|                                  |X|
-----------------------------------------------------------------------------------------------------------------
*Chairman of Committee

COMMUNICATIONS WITH DIRECTORS

Anyone who has a concern about the Company's conduct, accounting, internal accounting controls, auditing matters or other matters may communicate that concern directly to the directors, or to the Audit Committee. Concerns may be submitted confidentially or anonymously. Submissions for directors and the Audit Committee will be reviewed and relayed by the chair of the Audit Committee, Mr. Foster. Submissions may be submitted in writing, or reported by phone as follows:

Michael W. Foster
AB Holding Group, Inc. Audit Comm. Chairman
1636 Irving St.
Astoria, OR  97103
Phone: 503-325-2353

CODE OF ETHICS

The Company has not adopted a Code of Ethics, within the meaning of applicable SEC rules, relating to the conduct of its officers and directors. The Company has identified the need for a Code of Ethics but has been unable to adopt one yet because of other management focus and time constraints.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

On September 30, 2004, the Company redeemed all 174,000 shares of preferred stock outstanding owned by the Lemuel E. Cunningham Trust and by members of Mr. Cunningham's family. The Company maintained life insurance on the life of Mr. Cunningham in the amount of $1,000,000, and exchanged the life insurance policy owned by the Company with a value on September 30, 2004, of $363,633, for all of the outstanding shares of the preferred stock, with a book value of $696,000. Current Director Roy F. Cunningham is the son of Lemuel E. Cunningham, who is deceased.

The Company purchased its Tri-Dura(R) rolls from a company owned by Steven G. Ross ("Supplier") pursuant to a supply agreement. Steven G. Ross is a 15.03% stockholder in the Company and President of a company which competed with the Company's Tri-Dura(R) bags. The supply agreement provided that the Company purchase all of its plastic rolls, with certain exceptions, from Supplier through at least December 31, 2007. Thereafter, either the Company or Supplier could terminate the supply agreement upon two years' prior written notice. The Company could purchase plastic rolls from other suppliers to the extent Supplier was unable to supply plastic rolls under the supply agreement. Since the closing of the Asset Sale, the Company no longer has any requirements for plastic rolls under this supply agreement. On February 9, 2005 in a settlement with Supplier, the supply agreement was terminated. Pursuant to the terms of the settlement, the Company paid $400,000 to Supplier, and Supplier agreed to file motions to dismiss its lawsuit and arbitration against the Company. The Company and Supplier also released each other from any future claims arising from the circumstances surrounding the lawsuit and arbitration. Total purchases from Steven G. Ross for the years ended December 31, 2004, 2003, and 2002, were in excess of $6 million annually.

--------------------------------------------------------------------------------
                             AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------

The Audit Committee of the Board of Directors is comprised of three directors and operates under a written charter adopted by the Board. All directors serving on the Audit Committee are "independent" as defined in the NASD Marketplace Rule 4200(a)15. Under rules adopted by the SEC, the Company is required to disclose whether it has an "Audit Committee Financial Expert" serving on its Audit Committee. Although management believes that at least one member of the Audit Committee would qualify as an Audit Committee Financial Expert, the Company's Board of Directors has not designated any particular member of the Audit Committee as the Audit Committee Financial Expert under the SEC's rules. Management believes that at least one member of the Audit Committee is capable of: (i) understanding generally accepted accounting principles and financial statements; (ii) assessing the general application these principles in connection with the accounting for estimates, accruals and reserves; (iii) analyzing and evaluating the Company's consolidated financial statements; (iv) understanding internal control over financial reporting; and (v) understanding audit committee functions.

Management is responsible for the Company's internal controls and financial reporting process. The independent accountants ("auditors") are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted audit standards and issuing a report thereon. The Audit Committee's responsibility is to monitor these processes. In this regard, the Audit Committee meets with management and the auditors at each committee meeting. The committee has the authority to conduct or authorize investigations into any matters within the scope of its responsibilities and the authority to retain such outside counsel experts, and other advisors as it determines appropriate to assist it in the conduct of any such investigation. In addition, the Audit Committee recommends to the Board the appointment of the Company's auditors.

In this context, the Audit Committee has discussed with the Company's auditors the overall scope and plans for the independent audit. The Audit Committee reviewed and discussed the audited financial statements with management and management represented to the Audit Committee that the Company's audited financial statements were prepared in accordance with generally accepted accounting principles. Discussions about the Company's audited financial statements included the auditors' judgments about the quality, not just the acceptability of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Audit Committee also discussed with the auditors other matters required by Statement on Auditing Standards No. 61 Communication with Audit Committees, as amended by SAS No. 90 Audit Committee Communications. Management and the auditors also made presentations to the Audit Committee during the year on the applicability of new accounting releases, the Company's critical accounting policies, and the new requirements of the Sarbanes-Oxley Act of 2002 implemented during the year.

The Company's auditors provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 Independence Discussions with Audit Committees and the Audit Committee discussed the auditors' independence with management and the auditors. In addition, the Audit Committee considered whether other non-audit consulting services provided by the auditors' firm are compatible with maintaining the auditors' independence.

Based on (i) the Audit Committee's discussion with management and the auditors,
(ii) the Audit Committee's review of representations of management, and (iii) the report of the auditors to the Audit Committee, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004 filed with the Securities and Exchange Commission. This report shall not be deemed to be incorporated by reference into any filing by the Company under either the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the same by reference.

                                    Michael W. Foster, Chairman
                                    James C. DeMatteo
                                    Udo Weber

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Moss Adams LLP was our principal accountant until its resignation as the Company's principal independent accountant, effective on October 25, 2004. On January 12, 2005, the Company engaged Semple & Cooper

LLP as its principal independent accountants. Moss Adams LLP and Semple & Cooper LLP are collectively referred to in this section as the Company's "Principal Accountants."

Fees billed by our Principal Accountants during the last two fiscal years were as follows:

                                               ------------------- -------------------
                                                      2004                2003
---------------------------------------------- ------------------- -------------------
Audit Fees(1)                                       $81,977             $102,928
---------------------------------------------- ------------------- -------------------
Audit-related Fees                                   $6,750              $9,000
---------------------------------------------- ------------------- -------------------
Tax Fees                                            $17,250             $22,565
---------------------------------------------- ------------------- -------------------
All other fees(2)                                    $4,848                -
---------------------------------------------- ------------------- -------------------

(1) Financial Statement Audit and Quarterly Reviews of Forms 10-Q (including expenses)
(2)  Includes reviews of Form 8-K, and proxy (including expenses)

All of the services of the Principal Accountants, whether for audit or non-audit services, are pre-approved by the Audit Committee. The Audit Committee pre-approves annually the engagement letter from the Principal Accountants, which details the specific services to be performed. Those pre-approved services include the annual audit and 10-K review, quarterly 10-Q reviews, assistance with adoption of new accounting pronouncements or auditing and disclosure requirements, internal control reviews and assistance with internal control reporting requirements, tax compliance, tax planning, preparation and related tax services and assistance and consultation on questions raised by taxing or regulatory agencies. Any additional engagement that does not fit within the definition of the pre-approved service contained in the annual engagement letter may be presented to the Audit Committee for consideration at its next scheduled meeting, or if earlier consideration is required, to the committee chairman.

--------------------------------------------------------------------------------
                     SECURITY OWNERSHIP OF BENEFICIAL OWNERS
                            (As of October 14, 2005)
--------------------------------------------------------------------------------

The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of October 14, 2005, by (i) each director, director nominee and named executive officer; (ii) each person known to the Company to be a beneficial owner of more than 5% of the outstanding Common Stock; and (iii) all directors and executive officers as a group. Except as otherwise indicated in the notes below, each person whose ownership is reported has sole voting power and sole dispositive power as to the number of shares shown.

Name and Address                                    Amount and Nature of                Percent of Class
of Beneficial Owner                                 Beneficial Ownership                  Outstanding

Steven G. Ross                                            1,800,000                          15.03%
2000 West Marshall Dr.
Grand Prairie, TX  75051

Roy F. Cunningham                                          659,090             (1)           5.50%
332 N. McGowan Ave.
Crystal River, FL  34429
Director

Peter Cundill & Associates (Bermuda) Ltd.                  812,000                           6.78%
Peter Cundill Holdings (Bermuda) Ltd.
The Peter Cundill Trust
15 Alton Hill
Southampton SN01
Bermuda

Larry R. Inman                                             996,881                           8.32%
2320 SE Ag-Bag Lane
Warrenton, OR  97146
Chief Executive Officer, Chairman of the Board,
Director, & President

Michael W. Foster                                          224,260             (2)           1.87%
1636 Irving St.
Astoria, OR  97103
Director

Arthur P. Schuette                                         267,959             (3)           2.24%
513 Porters Neck Rd.
Wilmington, NC  28411
Director

Michael R. Wallis                                          44,057                              *
2320 SE Ag-Bag Lane
Warrenton, OR  97146
Chief Financial Officer & Vice President of Finance






                                    Page 25

Name and Address                                    Amount and Nature of                Percent of Class
of Beneficial Owner                                 Beneficial Ownership                  Outstanding


Udo Weber                                                  10,000              (4)             *
Birnenalle 10
OT Kleinbautzen
02694 Malschwitz
Germany
Director

James C. DeMatteo                                             -                                -
100 County Road 43
Big Lake, MN  55309
Director

Amy R. White                                               656,289             (5)           5.48%
6486 W. Seven Rivers Dr.
Crystal River, FL  34429

Harvey Houtkin                                             738,618             (6)           6.17%
160 Summit Avenue
Montvale, NJ  07645

All directors and officers as a group (8 persons)         2,438,659            (7)          20.34%
-------------------------------------------------------------------------------------

* less than 1%

(1) Includes 216,290 shares held by Roy F. Cunningham Trust, 220,000 shares held by Morgan Nicole Cunningham Trust, and 220,000 shares held by Victoria
     E. Cunningham Trust, of which Mr. Cunningham is the trustee.

(2) Includes 5,118 shares owned by Astoria Pacific Industries, Inc., of which Mr. Foster is the President.

(3)  Includes 266,979 shares held jointly with Mr. Schuette's wife.

(4) Includes 10,000 shares of Common Stock issuable upon exercise of option granted under the Incentive Stock Option Plan.

(5) Includes 448,710 shares held by Amy Cunningham Trust, and 207,579 shares held by Brandy Lynn White Trust, of which Ms. White is trustee.

(6) Includes 163,618 shares owned by Domestic Securities, Inc., of which Mr. Houtkin is CEO, 125,000 shares owned by Mr. Houtkin's wife, 100,000 shares owned by Stuart Houtkin, 100,000 shares owned by Michael Houtkin, and 100,000 shares owned by Brad Houtkin, all of whom are Mr. Houtkin's sons.

(7) Includes 10,000 shares issuable upon exercise of option granted under the Incentive Stock Option Plan.

--------------------------------------------------------------------------------
                                PERFORMANCE GRAPH
--------------------------------------------------------------------------------

The following performance graph compares cumulative total return for Company stockholders over the past five years against the cumulative total return of the Standard & Poor's 500 Stock Index, and against the Standard & Poor's Machinery Group Index. (The Company, since it had eleven months of its operations as an equipment manufacturing concern, felt the S&P Machinery Group Index was the best available peer group index to use for comparison purposes.) The graph assumes $100 is invested in Company stock and each of the other two indices at the closing market quotation on December 31, 1999 and dividends are reinvested. The stock price performance shown on the graph is not necessarily indicative of future price performance.

                                [GRAPHIC OMITTED]

                  1999       2000       2001       2002        2003        2004
                  ----       ----       ----       ----        ----        ----
AB Holding      $100.00    $ 84.64    $ 51.70    $ 54.16     $ 86.16     $ 83.70
S&P 500         $100.00    $ 90.97    $ 80.19    $ 62.57     $ 80.32     $ 88.94
S&P Mach.       $100.00    $ 96.94    $104.61    $102.07     $153.48     $184.42

Although the companies included in the Standard & Poor's Machinery Group Index generally have a larger market capitalization than the Company and its former operations, such companies were believed to provide the closest peer group representation with respect to the industry formerly served by the Company.

This performance graph shall not be deemed to be incorporated by reference into any filing by the Company under either the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the same by reference.

--------------------------------------------------------------------------------
                       BOARD COMPENSATION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

The underlying objectives of the Company's compensation strategy are to attract and retain the best possible executive talent, to motivate those executives to achieve optimum operating performance for the Company, to link executive and stockholder interests through equity-based plans and to provide a compensation package that recognizes individual contributions as well as overall business results. There are three components to the Company's executive compensation: base salary, long-term incentives in the form of stock options, and incentive (bonus) payments. The incentive (bonus) payments are only paid in the event the Company is profitable as they are based on a percentage of net income.

Base Salary. Base salary for each executive officer, other than for Larry R. Inman, was subjectively determined by an assessment of his or her sustained performance, advancement potential, experience, responsibility, scope and complexity of the position, and current salary in relation to salary levels for comparable positions in the industry, based on the Company's general awareness of such salary levels.

Long-Term Incentives. Stock options are periodically granted to the Chief Executive Officer and other executive officers to encourage management of the Company from the perspective of an owner with an equity interest in the Company. Vesting is used to encourage key employees to continue in the employ of the Company.

Annual Incentives. The Company's executive officers receive an annual bonus from the Company under their employment agreements. There were no bonus payments made in the fiscal year ended December 31, 2004.

Chief Executive Officer. Prior to his resignation on December 1, 2004, Mr. Schoville's compensation was based on his employment arrangement with the Company, which provided for a base salary and had a bonus provision of 2.5% of the net income of the Company. Since the Company was not profitable for 2004, there was no bonus paid to Mr. Schoville. Mr. Schoville's compensation as set forth in his employment arrangement was derived from the value of his industry expertise and the compensation of comparable industry executives. Mr. Inman's compensation, who became CEO upon the resignation of Mr. Schoville, is based on his employment contract with the Company, which provides for a base salary and has a bonus provision of 2.5% of the net income of the Company. Since the Company was not profitable for 2004, there was no bonus paid to Mr. Inman. Mr. Inman's compensation as set forth in his employment contract was derived from the value of his industry expertise and the compensation of comparable industry executives.

The Company does not have any "Excessive Employee Remuneration" as defined in section 162(m) of the Internal Revenue Code.

This report shall not be deemed to be incorporated by reference into any filing by the Company under either the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the same by reference.

                                        Michael W. Foster, Chairman
                                        Roy F. Cunningham

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

The following table sets forth certain information for each of the years ended December 31, 2004, 2003 and 2002, regarding compensation accrued or paid by the Company to (1) the Company's Chief Executive Officer, and (2) each executive officer of the Company who accrued or was paid compensation in excess of $100,000 in the year ended December 31, 2004 (the "Named Executive Officers"):

---------------------------- ---------- ----------------------------------------- -------------- ---------------- -----------------
                                               Summary Compensation Table

---------------------------- ---------- ----------------------------------------- ------------------------------- -----------------
                                                  Annual Compensation                 Long Term Compensation
                                        ----------------------------------------- -------------------------------

                                                                 Other Annual       Restricted      Securities        All Other
Name and Principal Position               Salary      Bonus      Compensation         Stock         Underlying       Compensation
                               Year        ($)         ($)            ($)             Awards         Options             ($)
---------------------------- ---------- ----------- ---------- ------------------ --------------- --------------- -----------------
Michael J. Schoville,          2004       99,917        -              -                -               -                 -
CEO (until 12/01/2004)         2003      110,000        -              -                -               -                810 (3)
                               2002       91,667        -              -                -             30,000             810 (3)
---------------------------- ---------- ----------- ---------- ------------------ --------------- --------------- -----------------
Larry R. Inman,                2004      123,581        -              -                -               -                 -
CEO (after 12/01/2004)         2003      133,138        -              -                -               -                 -
& President                    2002      108,000        -         14,400 (1)            -               -                 -
---------------------------- ---------- ----------- ---------- ------------------ --------------- --------------- -----------------
Michael R. Wallis,             2004       91,015        -              -                -               -                 -
CFO & VP of Finance            2003       99,350        -              -                -               -                 -
                               2002       90,000        -          4,800 (2)            -               -                 -
---------------------------- ---------- ----------- ---------- ------------------ --------------- --------------- -----------------

(1) Included a $4,800 automobile expense allowance and a $9,600 farm-related expense allowance.
(2)  Automobile expense allowance.
(3)  Dollar value of term life insurance premium paid on behalf of Mr.
     Schoville.

No stock appreciation rights or stock options were granted to the Company's executive officers during the last fiscal year. Mr. Schoville exercised his outstanding option during the last fiscal year, prior to his resignation on December 1, 2004.

------------------------------------------------------------------------------------------------------------------------------------
                           Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values


                                                               -------------------------------------- ------------------------------
                                                                  Number of Securities Underlying      Value of Unexercised In-the-
                                                                    Unexercised Options/SARs at           Money Options/SARs at
------------------------------- ---------------- -------------           December 31, 2004                  December 31, 2004
                                Shares Acquired     Value                        (#)                                ($)
             Name               on Exercise (#)  Realized ($)       (Exercisable/Unexercisable)        (Exercisable/Unexercisable)
------------------------------- ---------------- ------------- -------------------------------------- ------------------------------

Michael J. Schoville (1)            20,000        $3,200 (2)                    0/0                                $0/$0
------------------------------- ---------------- ------------- -------------------------------------- ------------------------------
Larry R. Inman                         0              0                         0/0                                $0/$0
------------------------------- ---------------- ------------- -------------------------------------- ------------------------------
Michael R. Wallis                      0              0                         0/0                                $0/$0
------------------------------- ---------------- ------------- -------------------------------------- ------------------------------

(1) - Mr. Schoville resigned from his position as Chief Executive Officer effective December 1, 2004.
(2) - Calculated based upon the closing market price of the Company's Common Stock at November 29, 2004 of $.41, the exercise date, and the exercise price of $.25 for the option.

DIRECTOR COMPENSATION

Of our current Board members, Mr. Inman is a salaried employee of the Company. In 2004, Mr. Schuette was a salaried employee of the Company prior to his termination as a result of the Asset Sale. Board members that are not salaried employees of the Company receive separate compensation for Board service. For 2005, that compensation includes:
--------------------------------------------------------------------------------
Attendance Fees:                   $1,000 for each in-person Board meeting
                                   $  500 for each Board committee meeting
                                   Expenses related to attendance
--------------------------------------------------------------------------------
Stock Options:                     Per Non-Employee Director Stock Option Plan*
--------------------------------------------------------------------------------
*Pursuant to the Company's Non-Employee Director Stock Option Plan, adopted in 1996, each non-employee director receives an initial option to purchase 50,000 shares of the Company's Common Stock, ("Common Stock"), which vest over a three year period at the rate of 40% after six months, 40% after two years and 20% after three years. At each annual meeting, directors who have served a three-year term receive an annual option to purchase 10,000 shares of Common Stock exercisable six months after the grant date. The exercise price for the options granted to non-employee directors is equal to the fair market value of the Common Stock on the date of grant. During 2004 as a result of the Asset Sale to Miller, all options outstanding under this plan were accelerated and became exercisable 15 days prior to the closing of the Asset Sale or they expired. No options were exercised during this acceleration period and all 300,000 options previously outstanding, expired and went back into the plan for future use. No annual grant occurred in 2004. There were no options outstanding under this Non-Employee Director Stock Option Plan at December 31, 2004.

EMPLOYMENT AGREEMENTS

The Company has employment agreements with executive officers Messrs. Inman, and Wallis, which are automatically renewed on a yearly basis, unless terminated by the death or disability of the employee, or upon at least six months written notification by either party. The employment agreements provide for base compensation, bonus compensation and participation in the employee benefit plans offered by the Company. Prior to the closing of the Asset Sale, Mr. Jay and Mrs. Tucker previously had employment agreements with the Company which were terminated upon the closing of the Asset Sale. The base compensation and bonus compensation provided for in the employment agreements is summarized in the following table:

------------------------------ --------------------------------- ----------------------------------------------
Employee                       Base Compensation                 Bonus Compensation
------------------------------ --------------------------------- ----------------------------------------------
Larry R. Inman                 $121,881 per year                 2.5% of net income after taxes and bonus (if
                                                                 any)
------------------------------ --------------------------------- ----------------------------------------------
Michael R. Wallis              $90,180 per year                  2.5% of net income after taxes and bonus (if
                                                                 any)
------------------------------ --------------------------------- ----------------------------------------------

On April 11, 2000, the Company entered into Change of Control Agreements with its current and former executive officers, Messrs Inman, Jay, Wallis and Schuette, and Mrs. Tucker and other key personnel. These agreements provide for payments to the executive officer or key employee of the Company, of one year's annual base salary, and a bonus of $5,000 for each year of Company service in excess of five years, in addition to outplacement services and continued Company employee benefit coverage for a one year period, in the event that such officer is terminated without cause within the period governed by the agreement.

As a result of the change of control from the closing of the Asset Sale, and the termination of employment by the Company, these agreements became effective for former executive officers Jay, Schuette, and Tucker, and other key personnel, and pursuant to the terms of the agreements, the Company began making payments under these agreements. The approximate value of the termination payments and benefits were as follows:

-------------------------------------- ----------------------------------------
Name and Position                         Approximate Value of Termination
                                                Payments and Benefits
-------------------------------------- ----------------------------------------
Walter L. Jay, Vice President of                      $199,185
Manufacturing
-------------------------------------- ----------------------------------------
Arthur P. Schuette, Vice President                    $187,005
of Sales and director
-------------------------------------- ----------------------------------------
LouAnn Tucker, Vice President and                     $186,765
Secretary
-------------------------------------- ----------------------------------------
Debbie Linder, Environmental                          $126,115
Operations Manager
-------------------------------------- ----------------------------------------
Linda Shepard, Blair Office Manager                   $135,005

-------------------------------------- ----------------------------------------
         Total                                        $834,075
-------------------------------------- ----------------------------------------


--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires that the Company's officers, directors or persons who own more than 10% of the Common Stock of the Company file with the Securities and Exchange Commission (the "SEC") initial reports of beneficial ownership on Form 3 and reports of changes in beneficial ownership of Common Stock and other equity securities of the Company on Form 4 and Form 5. Officers, directors and holders of more than 10% of the Common Stock are required by SEC regulations to furnish to the Company copies of all Section 16(a) reports that they file. Based solely on a review of the copies of such reports furnished to the Company and written representations with respect to the fiscal year ended December 31, 2004, Mr. Roy F. Cunningham filed a late Form 3 to report his initial holdings upon becoming a director of the Company.

STOCKHOLDER PROPOSALS FOR THE 2006 ANNUAL MEETING

Proposals submitted in reliance upon Rule 14a-8 of Regulation 14A: Any stockholder proposals to be considered for inclusion in the proxy materials for the Company's 2006 Annual Meeting must be received at the principal executive offices of the Company not later than _______________, 2006.

Proposals not submitted in reliance upon Rule 14a-8 of Regulation 14A: The proxy holders will have discretionary authority to vote on any proposal that is presented at the 2006 Annual Meeting and not contained in the Company's proxy materials unless the Company receives notice of such proposal at its principal office no later than _______________, 2006.

MATTERS RAISED AT THE MEETING NOT INCLUDED IN THIS STATEMENT

As of the date of this Proxy Statement, the Company is not aware of any other business to be presented at the Annual Meeting. However, if other matters properly come before the meeting, the proxy holders will vote the proxies received in accordance with their best judgment on such matters to the extent allowed by Rule 14a-4(c) of Regulation 14A.

INDEPENDENT PUBLIC ACCOUNTANTS

Moss Adams LLP was our principal accountant for the year ended December 31, 2003. On October 25, 2004, Moss Adams LLP notified the Company that they were resigning as the Company's independent accountant. The resignation became effective on October 25, 2004. On January 12, 2005, the Company engaged Semple & Cooper LLP as its principal independent accountants.

The report of Moss Adams LLP on the financial statements for the fiscal year ended December 31, 2003 contains no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. The report of Semple & Cooper LLP on the financial statements for the fiscal year ended December 31, 2004 contains no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with its audit for the fiscal year ended December 31, 2003 and through the effective date of Moss Adams LLP's resignation, there have been no disagreements with Moss Adams LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moss Adams LLP, would have caused it to make reference thereto in its reports on financial statements for such year.

Semple & Cooper LLP continues as our principal accountant for the current year. We do not expect a representative of Moss Adams LLP, or Semple & Cooper LLP to be present at the Annual Meeting. Therefore, we do not expect that Moss Adams LLP or Semple & Cooper LLP will have an opportunity to make a statement if they desire to do so, and will not be available to respond to questions from stockholders.

--------------------------------------------------------------------------------
                           INCORPORATION BY REFERENCE
--------------------------------------------------------------------------------

This proxy statement incorporates by reference the documents listed below, which contain important business and financial information. The information incorporated by reference is considered a part of this proxy statement, except for any information superseded by information contained in this proxy statement.

The following documents are attached to and incorporated by reference into this proxy statement:

     o Our Annual Report on Form 10-K for the fiscal year ended December 31, 2004; and

     o   Our Quarterly Report on Form 10-Q for the quarter ended September 30,
         2005.

Any statement contained in a document incorporated by reference in this proxy statement will be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained in this proxy statement modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

We also file reports, proxy statements and other information with the SEC. You may read any document filed by us at the SEC's public reference room at 450 Fifth Street, NW, Washington, D.C. 20549. Please call the SEC toll free at 1-800-SEC-0330 for information about its public reference room. You may also read our filings at the SEC's web site at http://www.sec.gov.


                                   BY ORDER OF THE BOARD OF DIRECTORS


                                   LouAnn Tucker, Secretary

                                     ANNEX A

                             PLAN OF DISSOLUTION AND
                      LIQUIDATION OF AB HOLDING GROUP, INC.

         This Plan of Dissolution and Liquidation (the "PLAN") is intended to accomplish the dissolution and liquidation of AB Holding Group, Inc., a Delaware corporation (the "COMPANY"), in accordance with Section 275 and other applicable provisions of the Delaware General Corporation Law ("DGCL") and Sections 331 and 336 (or Sections 332 and 337, as appropriate) of the Internal Revenue Code of 1986, as amended (the "CODE").

1.       APPROVAL AND ADOPTION OF PLAN.

         This Plan will be effective when all of the following steps have been completed:

         (a) Resolutions of the Company's Board of Directors. The Company's Board of Directors (the "BOARD") will have adopted a resolution or resolutions with respect to the following:

              (i) Dissolution and Liquidation: The Board will determine that it is deemed advisable for the Company to be dissolved and liquidated completely.

              (ii) Adoption of the Plan: The Board will approve this Plan as the appropriate means for carrying out the dissolution and complete liquidation of the Company.

         (b) Adoption of this Plan by the Company's Common Stockholders. The holders of a majority of the outstanding shares of the Company's common stock (the "COMMON STOCK") entitled to vote thereon will have adopted this Plan at a meeting of the stockholders of the Company called for such purpose by the Board.

2.       DISSOLUTION AND LIQUIDATION PERIOD.

         Once the Plan is effective, the steps set forth below will be completed at such times as the Board, in its absolute discretion, deems necessary, appropriate or advisable:

         (a) The filing of a Certificate of Dissolution of the Company (the "CERTIFICATE OF DISSOLUTION") pursuant to Section 275 of the DGCL specifying the date (no later than ninety (90) days after the filing) upon which the Certificate of Dissolution will become effective (the "EFFECTIVE DATE");

         (b) The cessation of all of the Company's business activities, except and insofar as necessary for the sale of its assets (including the closing of the real estate transaction discussed in Section 4 below) and for the proper winding up of the Company pursuant to Section 278 of the DGCL;

         (c) The payment, or the making of adequate provision for payment, of all known and unknown claims against the Company, including all expenses of the sale of any of the Company's assets and of the dissolution and liquidation provided for by the Plan in accordance with
         Section 280 of the DGCL;

         (d) The distribution of the remaining funds of the Company and the distribution of remaining unsold assets of the Company, if any, to its stockholders pursuant to Sections 7 and 8 below; and

         (e) The completion of all actions that may be necessary, appropriate or desirable to dissolve and terminate the corporate existence of the Company.

         Notwithstanding the foregoing, the Company will not be required to follow the procedures described in Section 280 of the DGCL, and the adoption of the Plan by the holders of the Company's Common Stock will constitute full and complete authority for the Board and the officers of the Company, without further stockholder action, to proceed with the dissolution and liquidation of the Company in accordance with any applicable provision of the DGCL, including, without limitation, Section 281(b) thereof.

3.       AUTHORITY OF OFFICERS AND DIRECTORS.

         After the Effective Date, the Board and the officers of the Company will continue in their positions for the purpose of winding up the affairs of the Company as contemplated by the DGCL. The Board may appoint officers, hire employees and retain independent contractors in connection with the winding up process, and is authorized to pay to the Company's officers, directors and employees, or any of them, compensation or additional compensation above their regular compensation, in money or other property, in recognition of the extraordinary efforts they, or any of them, will be required to undertake, or actually undertake, in connection with the successful implementation of this Plan, provided that any such compensation is fair and reasonable with respect to the efforts extended by any recipient of such compensation. Adoption of this Plan by holders of a majority of the voting power represented collectively by the outstanding shares of Common Stock will constitute the approval of the Company's stockholders of the Board's authorization of the payment of any such compensation.

The adoption of the Plan by the holders of the Company's Common Stock will constitute full and complete authority for the Board and the officers of the Company, without further stockholder action, to do and perform any and all acts and to make, execute and deliver any and all agreements, conveyances, assignments, transfers, certificates and other documents of any kind and character that the Board or such officers deem necessary, appropriate or advisable: (i) to dissolve the Company in accordance with the laws of the State of Delaware; (ii) to sell, dispose, convey, transfer and deliver any remaining the assets of the Company; (iii) to satisfy or provide for the satisfaction of the Company's obligations in accordance with the DGCL; and (iv) to distribute all of the remaining funds of the Company and any unsold assets of the Company to the holders of the Company's Common Stock.

4. CLOSING OF REAL ESTATE TRANSACTION; CONVERSION OF ASSETS INTO CASH OR OTHER DISTRIBUTABLE FORM.

         Upon the closing of the sale of the Company's Warrenton, Oregon facility, all of the Company's material assets must be converted to cash, and the Company may not engage in any further business activities except those related to the dissolution and liquidation of the Company as set forth in this Plan.

         Subject to approval by the Board, the officers, employees and agents of the Company must, as promptly as feasible, proceed to collect any and all sums due or owing to the Company; to sell and convert into cash any and all remaining corporate assets; and to pay, satisfy and discharge out of the assets of the Company, or make adequate provision for the payment, satisfaction and discharge of, all debts and liabilities of the Company pursuant to Section 2 above, including all expenses of the sale of assets and of the dissolution and liquidation provided for by the Plan.

5.       PROFESSIONAL FEES AND EXPENSES; CHANGE IN CONTROL PAYMENTS

         It is specifically contemplated that the Board may authorize the payment of professional fees and expenses of the Company, including, among other things, any costs payable pursuant to the indemnification of the Company's officers or members of the Board provided by the Company pursuant to its Certificate of Incorporation and Bylaws or the DGCL or otherwise.

         In addition, in connection with and for the purpose of implementing and assuring completion of this Plan, the Company may, in the sole and absolute discretion of the Board, pay any brokerage, agency and other fees and expenses of persons rendering services to the Company in connection with the collection, sale, exchange or other disposition of the Company's property and assets and the implementation of this Plan. The Company may also pay any applicable filing fees and expenses necessary to implement this Plan.

         The Company will make certain payments to Larry R. Inman and Michael R. Wallis pursuant to Change in Control Agreements between the Company and those individuals.

6.       INDEMNIFICATION.

         The Company will continue to indemnify its officers, directors, employees and agents in accordance with its Certificate of Incorporation and Bylaws and any contractual arrangements, for actions taken in connection with this Plan and the winding up of the affairs of the Company. The Board, in its sole and absolute discretion, is authorized to obtain and maintain insurance as may be necessary, appropriate or advisable to cover the Company's obligations hereunder, including without limitation directors' and officers' liability coverage.

7.       LIQUIDATING TRUST.

         The Board may, but is not required to, establish a liquidating trust (the "LIQUIDATING TRUST") and distribute assets of the Company to the Liquidating Trust. The Liquidating Trust may be established by agreement with one or more trustees (the "TRUSTEES") selected by the Board. If the Liquidating Trust is established by agreement with one or more Trustees, the trust agreement establishing and governing the Liquidating Trust will be in form and substance determined by the Board. In the alternative, the Board may petition a court of competent jurisdiction for the appointment of one more Trustees to conduct the liquidation of the Company, subject to the supervision of the court. Whether appointed by an agreement or by the court, the Trustees will in general be authorized to take charge of the Company's property, and to collect the debts and property due and belonging to the Company, with power to prosecute and defend, in the name of the Company or otherwise, all such suits as may be necessary or proper for the foregoing purposes, and to appoint agents under them and to do all other acts which might be done by the Company that may be necessary, appropriate or advisable for the final settlement of the unfinished business of the Company.

8.       LIQUIDATING DISTRIBUTIONS.

         Liquidating distributions, in cash or in kind, must be made from time to time after the adoption of the Plan to the holders of record of outstanding shares of Common Stock of the Company, pro rata in accordance with the respective number of shares held of record; provided that in the opinion of the Board adequate provision has been made for the payment, satisfaction and discharge of all known, unascertained or contingent debts, obligations and liabilities of the Company (including costs and expenses incurred and anticipated to be incurred in connection with the complete liquidation of the Company). All determinations as to the time for and the amount and kind of liquidating distributions must be in the exercise of the absolute discretion of the Board and must be in accordance with Section 281 of the DGCL. As provided in
Section 11 below, distributions made pursuant to this Plan must be treated as made in complete liquidation of the Company within the meaning of the Code and the regulations promulgated thereunder.

9.       AMENDMENT, MODIFICATION OR ABANDONMENT OF PLAN.

         If for any reason the Board determines that such action would be in the best interests of the Company, it may amend, modify or abandon the Plan and all action contemplated thereunder, notwithstanding stockholder approval of the Plan, to the extent permitted by the DGCL; provided, however, that the Board may not amend or modify the Plan under circumstances that would require additional stockholder approval under the DGCL and the federal securities laws without complying with the DGCL and the federal securities laws. Upon the abandonment of the Plan, the Plan will be void.

10.      CANCELLATION OF STOCK AND STOCK CERTIFICATES.

         The distributions to the stockholders pursuant to Sections 7 and 8 will be in complete redemption and cancellation of all of the outstanding common stock of the Company. As a condition to receipt of any distribution to the stockholders, the Board of Directors or the Trustees, in their absolute discretion, may require the stockholders to (i) surrender their certificates evidencing the common stock to the Company or its agent for recording of such distributions thereon or (ii) furnish the Company with evidence satisfactory to the Board of Directors or the Trustees of the loss, theft or destruction of their certificates evidencing the common stock, together with such surety bond or other security or indemnity as may be required by and satisfactory to the Board of Directors or the Trustees ("SATISFACTORY EVIDENCE AND INDEMNITY"). As a condition to receipt of any final distribution to the stockholders, the Board of Directors or the Trustees, in their absolute discretion, may require the stockholders to (i) surrender their certificates evidencing common stock to the Company or its agent for cancellation or (ii) furnish the Company with Satisfactory Evidence and Indemnity. The Company will finally close its stock transfer books and discontinue recording transfers of Common Stock on the earliest date (the "FINAL RECORD DATE") to occur of (i) the close of business on the record date fixed by the Board of Directors for the final liquidating distribution, (ii) the close of business on the date on which the remaining assets of the Company are transferred to the Liquidating Trust or (iii) the Effective Date, and thereafter certificates representing common stock will not be assignable or transferable on the books of the Company except by will, intestate succession, or operation of law.

11. LIQUIDATION UNDER CODE SECTIONS 331 AND 336 (OR SECTIONS 332 AND 337, AS APPROPRIATE).

         It is intended that this Plan be a plan of complete liquidation of the Company in accordance with the terms of Sections 331 and 336 (or Sections 332 and 337, as appropriate) of the Code. The Plan authorizes the taking of such action as, in the opinion of counsel for the Company, may be necessary to conform with the provisions of said Sections 331 and 336 (or Sections 332 and 337, as appropriate) and the regulations promulgated thereunder, including, without limitation, the making of an election under Code Section 336(e), if applicable.

12.      FILING OF TAX FORMS.

         The appropriate officers of the Company are authorized and directed, within thirty (30) days after the effective date of the Plan, to execute and file a United States Treasury Form 966 pursuant to Section 6043 of the Code and such additional forms and reports with the Internal Revenue Service as may be necessary or appropriate in connection with this Plan and the carrying out thereof.

                             AB HOLDING GROUP, INC.
                     ANNUAL MEETING - ______________, _____
            THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Larry Inman and LouAnn Tucker, and each of them, proxies, with power of substitution to vote on behalf of the undersigned all shares that the undersigned may be entitled to vote at the annual meeting of stockholders of AB Holding Group, Inc. to be held at the offices of Ag-Bag Forage Solutions, 92365 Riekkola Rd., Astoria, Oregon, on ______________, _____, at 9:00 A.M. local time, or at any adjournment or adjournments thereof, with all powers that the undersigned would possess if personally present, with respect to the following:

--------------------------------------------------------------------------------
PROPOSAL 1 - Approval of dissolution and liquidation of the Company (Proposed by Board of Directors)

      |_|      FOR              |_|      AGAINST            |_|     ABSTAIN

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PROPOSAL 2 - Approval of adjournment of the Annual Meeting (Proposed by Board of Directors)

      |_|      FOR              |_|      AGAINST            |_|     ABSTAIN

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PROPOSAL 3 - Election of class I directors (Proposed by Board of Directors)

         |_| FOR all nominees listed below (except as marked to the contrary below) or, if any named nominee is unable to serve, for a substitute nominee.

         |_|      WITHHOLD AUTHORITY to vote for all nominees listed below.

                  Michael W. Foster             Udo Weber

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

                  ------------------------     -------------------------

--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ABOVE PROPOSALS.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION AS TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING.

                                   Date: _______________________, 200_.

                                   _____________________________________________
                                   Stockholder's Signature

                                   _____________________________________________
                                   Stockholder's Signature (if shares are held jointly)

                                   Please date and sign exactly as your name appears hereon, including designation as executor, trustee, etc., if applicable. When shares are held jointly, each joint owner should sign. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership or other entity, please sign in such entity's name by an authorized person.


PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.